_____________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  August 24, 1995



                          AMERICAN GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)



         Texas                   1-7981                    74-0483432
    (State or other         (Commission File              (IRS Employer
    jurisdiction of              Number)                  Identification
     incorporation)                                         Number)


                2929 Allen Parkway, Houston, Texas         77019
            (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:   (713) 522-1111

_____________________________________________________________________________
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Item 5.  Other Events.

         On August 24, 1995, American General Delaware Management Corporation, the Managing Member of American General Capital, L.L.C. ("AG Capital"), adopted the Written Action of the Managing Member which authorized the issuance in an underwritten public offering of up to 9,200,000 of AG Capital's 8 1/8% Cumulative Monthly Income Preferred Securities, Series B (the "Preferred Securities") under the previously filed Registration Statement on Form S-3 (Registration Nos. 33-58317, 33-58317-01 and 33-58317-02) (the "Registration
Statement") and the related Prospectus dated May 23, 1995 and Prospectus Supplement dated August 24, 1995. The Preferred Securities will be guaranteed by American General Corporation to the extent provided in the Guarantee Agreement ("Guarantee") dated May 24, 1995. In connection with the issuance and sale of the Preferred Securities, AG Capital will acquire up to $288,227,825.00 principal amount of 8 1/8% Series B Junior Subordinated Debentures of American General Corporation (the "Debt Securities").


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

                 Exhibit
                 Number                                    Description
                 -------              --------------------------------------------------
                 4(a)                 Resolutions relating to the Debt Securities including form of Debt Securities.

                 4(b)                 Written Action of the Managing Member.

                 4(c)                 Form of Global Preferred Securities.

                 5                    Opinion of Vinson & Elkins L.L.P., special counsel for the Company, as to the legality of the Preferred Securities, the Debt Securities and the Guarantee.

                 12                   Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to
                                      Combined Fixed Charges and Preferred Stock Dividends.

                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                          AMERICAN GENERAL CORPORATION



Dated:   August 25, 1995              By: /s/ C. JEFFREY GAY
                                          ----------------------------
                                          C. Jeffrey Gay
                                          Assistant Treasurer
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                                 EXHIBIT INDEX

                 Exhibit
                 Number                                  Description
                 -------              --------------------------------------------------
                 4(a)                 Resolutions relating to the Debt Securities including form of Debt Securities.

                 4(b)                 Written Action of the Managing Member.

                 4(c)                 Form of Global Preferred Securities.

                 5                    Opinion of Vinson & Elkins L.L.P., special counsel for the Company, as to the legality of the Preferred Securities, the Debt Securities and the Guarantee.

                 12                   Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to
                                      Combined Fixed Charges and Preferred Stock Dividends.